Vanguard Dividend Appreciation Index Fund
Vanguard International Dividend Appreciation Index Fund
Supplement Dated June 1, 2021, to the Vanguard Dividend Appreciation Index Fund Prospectus and Summary Prospectus Dated May 28, 2021, and to the Vanguard International Dividend Appreciation Index Fund Prospectus and Summary Prospectus Dated February 26, 2021
New Target Indexes

The purpose of this supplement is to provide you with information regarding a change to the indexes tracked by Vanguard Dividend Appreciation Index Fund and Vanguard International Dividend Appreciation Index Fund (each, a Fund, and collectively, the Funds). The boards of trustees of the Funds (the Boards) have approved the adoption of new target indexes for the Funds as set out in the table below.

Vanguard Fund	Current Target Index	New Target Index
Vanguard Dividend Appreciation Index Fund	Nasdaq US Dividend Achievers Select Index	S&P U.S. Dividend Growers Index
Vanguard International Dividend Appreciation Index Fund	Nasdaq International Dividend Achievers Select Index	S&P Global Ex-U.S. Dividend Growers Index

The Boards believe that the new indexes are well-constructed and will represent the same dividend-focused market segments as the Funds’ current indexes.
The Funds’ investment objectives and risks as described in their current prospectuses will not change. The Funds’ new indexes could provide different returns (higher or lower) or different levels of volatility than their current indexes over any period of time.

The changes to the Funds’ target indexes are not expected to increase Fund expense ratios. The transition may cause each Fund to realize taxable capital gains. In the event the transition generates capital gains, the Funds may be required to distribute capital gains to shareholders.
The Funds are expected to implement the index changes in the third quarter of 2021. The Funds’ prospectuses will be updated at that time to reflect the changes. To protect the Funds from the potential for harmful “front running” by traders, the exact timing of the index changes will not be disclosed to investors. In the meantime, the Funds will continue to seek to track their current indexes.
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Vanguard Marketing Corporation, Distributor.PS TIA 062021